Supplement dated September 13, 2001
to the Prospectus of each of the following Funds:
Fund for Government Investors Prospectus dated May 1, 2001	Fund for Tax-Free Investors, Inc. Tax-Free Money Market Portfolio Prospectus dated May 1, 2001

Effective September 14, 2001 and each day following that the custodian bank is open for business, Fund for Government Investors and the Rushmore Tax-Free Money Market Portfolio will accept purchase and redemption orders, subject to the terms of each such fund's prospectus, notwithstanding the fact that the New York Stock Exchange is closed.